UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 1, 2013
Date of Report (Date of earliest event reported)

HANDENI GOLD INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50907 (Commission File Number)	98-0430222 (IRS Employer Identification No.)

228 Regent Estate Dar es Salaam Republic of Tanzania (Address of principal executive offices)	N/A (Zip Code)

011-255-222-70-00-84
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

On March 1, 2013, Handeni Gold Inc. (the "Company") issued a news release providing an update on the exploration activities on its exploration licenses in the United Republic of Tanzania.

A copy of the news release is included as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	News Release issued March 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HANDENI GOLD INC.
DATE: March 3, 2013	By: /s/ Reyno Scheepers Name: Reyno Scheepers Position: President, CEO and a director

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